SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March  19, 1999
                                                   ---------------


                        COLLAGENEX PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-28308                    52-1758016
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


301 South State Street
Newtown, Pennsylvania                                              18940
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (215) 579-7388
                                                   --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.


      On March 19, 1999, CollaGenex Pharmaceuticals, Inc. (the "Company") entered into a Convertible Loan and Security Agreement (the "Loan Agreement") with OCM Principal Opportunities Fund, L.P. ("OCM") pursuant to which the Company issued OCM a convertible note raising $10,000,000 in gross proceeds. In accordance with the Loan Agreement, the Company executed and delivered to OCM a 12% senior secured convertible note due March 18, 2000 in the principal amount of $10,000,000 (the "Note"). The Note is mandatorily payable upon the closing of that certain Stock Purchase Agreement dated March 19, 1999 (the "Purchase Agreement"), whereby the Company has agreed to sell to OCM and certain other investors shares of its Series D Cumulative Convertible Preferred Stock, $.01 par value per share, at an aggregate purchase price of $20,000,000. The consummation of the Purchase Agreement is subject to, among other things, approval of such transaction by the stockholders of the Company. The Company intends to seek such approval at its 1999 Annual Meeting of Stockholders. In the event the Purchase Agreement is not consummated by June 30, 1999, OCM shall have the option to convert the principal due under the Note into 1,538,462 shares of Common Stock. The interest due under the Note is also convertible into shares of Common Stock at a conversion price of $6.50 per share.

      The Loan Agreement contains certain covenants including those set forth in the Purchase Agreement which are incorporated by reference into the Loan Agreement. Among other things, the Note is secured by a first priority lien on certain of the Company's existing and future assets, including inventory, accounts, goods, fixtures and general intangibles, and all of the proceeds of the foregoing.

      Prior to entering into the Note, the Company also executed an amendment to its Shareholder Protection Rights Agreement in order to exclude OCM as an Acquiring Person (as defined therein) with respect to the transactions set forth above.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

              Exhibit No.                               Document
              -----------                               --------

                  4.1 Amendment No. 1 to Shareholder Protection Rights Agreement, dated as of March 16, 1999, between CollaGenex Pharmaceuticals, Inc. and American Stock Transfer & Trust Company.

                  10.1 Convertible Loan and Security Agreement dated as of March 19, 1999, between OCM Principal Opportunities Fund, L.P. and CollaGenex Pharmaceuticals, Inc.

                  10.2 Convertible Note dated March 19, 1999, made by CollaGenex Pharmaceuticals, Inc. in favor of OCM Principal Opportunities Fund, L.P.

                  10.3                   Stock  Purchase  Agreement  dated March
                                         19,    1999,     between     CollaGenex
                                         Pharmaceuticals,  Inc.,  OCM  Principal
                                         Opportunities   Fund,  L.P.  and  other
                                         Purchasers set forth therein.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    COLLAGENEX PHARMACEUTICALS, INC.



                                    By:  /s/ Brian M. Gallagher
                                       --------------------------------------
                                    Name:  Brian M. Gallagher, Ph.D.
                                    Title: President, Chief Executive Officer
                                            and Director

March 25, 1999

                                  EXHIBIT INDEX


              Exhibit No.                               Document
              -----------                               --------

                  4.1 Amendment No. 1 to Shareholder Protection Rights Agreement, dated as of March 16, 1999, between CollaGenex Pharmaceuticals, Inc. and American Stock Transfer & Trust Company.

                  10.1 Convertible Loan and Security Agreement dated as of March 19, 1999, between OCM Principal Opportunities Fund, L.P. and CollaGenex Pharmaceuticals, Inc.

                  10.2 Convertible Note dated March 19, 1999, made by CollaGenex Pharmaceuticals, Inc. in favor of OCM Principal Opportunities Fund, L.P.

                  10.3                   Stock  Purchase  Agreement  dated March
                                         19,    1999,     between     CollaGenex
                                         Pharmaceuticals,  Inc.,  OCM  Principal
                                         Opportunities   Fund,  L.P.  and  other
                                         Purchasers set forth therein.